<PAGE



-------------------------------------------------------------------------------
                                                        American Stock
BEXIL CORPORATION                                       Exchange Symbol:    BXL
-------------------------------------------------------------------------------

11 Hanover Square, New York, NY 10005
www.bexil.com

                                                                January 28, 2000

Fellow Shareholders:

     We are pleased to submit this Report for the period ended December 31, 1999, and to welcome our new shareholders who have made their investment since our last Report.

                     NEW INVESTMENT OBJECTIVE AND POLICIES

With shareholder approval on December 21, 1999, the Fund's investment objective became to provide stockholders with an attractive rate of total return from capital appreciation and income. To achieve this new objective, the Fund will invest at least 50% of the value of its total assets in U.S. Government Securities, obligations of U.S. Government agencies or instrumentalities, and money market instruments, with the remainder of its total assets invested primarily in equity and other securities of selected growth companies and in companies that invest or deal in natural resources or commodities. Shareholders also approved a change to the classification of the Fund from a diversified investment company to a non-diversified investment company. At December 31, 1999, approximately 35% of the Fund's assets were invested in equities, and the balance was in U.S. Treasury or Government guaranteed obligations.

                               REVIEW AND OUTLOOK

     Interest rates rose sharply during the second half of 1999. Prices of 30 year Treasury bonds declined as yields rose from 5.96% to 6.48% during this period, resulting in a negative total return for the year for Treasury bonds of -14.66%. In contrast, we are pleased to report that the Fund's total return on a net asset value basis for the year was -2.54%. The Fund's positive total return of +4.60% in the six months ending December 31, 1999 in large part is attributable to the Fund's equity investments.

The Fed Funds rate also rose decisively during the second half of the year. The Federal Reserve Open Market Committee raised this benchmark level by 0.25% at both its August and November meetings, bringing the total increase for 1999 to 0.75%, with Fed Funds ending the century at 5.50%. While the Fed left the rate unchanged at its most recent meeting in December, the language of its announcement suggests that concerns over the economy's growth could lead to further rate increases: "Based on the available evidence . . . the Committee remains concerned with the possibility that over time increases in demand will continue to exceed the growth in potential supply, even after . . . the remarkable rise in productivity growth." Our own opinions regarding the future course of interest rates are discussed below.





<PAGE



     During the second half of the year, the domestic economy performed exceedingly well with real GDP growing at an annualized rate of 5.7% in the third quarter and 5.8% in the fourth quarter. The unemployment rate declined to as low as 4.1%, and new jobs were created at an average rate of 274,000 per month in the fourth quarter, the fastest pace seen last year. We would not be surprised to see the unemployment rate decline to below 4% in 2000. Yet, average wage growth, which is thought to be a prime catalyst for an inflationary spiral, remains contained at moderate 3.7%. With the level of employment high, personal income grew at close to 5.9% last year. However, personal consumption rose by around 6.8% as consumer credit grew by over 6.5% over the year and the savings rate declined.


Inflation seems to have been kept in check during 1999. Producer and consumer prices rose 3.1% and 2.6% year-over-year in November, while the "core" producer and consumer prices, which excludes volatile food and energy prices, rose just 1.8% and 2.1%. We note, however, that commodity prices rose sharply in the third quarter, and that manufacturers report higher prices in the monthly purchasing managers survey. Import prices, which were important in reducing inflationary pressures last year, have also risen sharply. Further, as Asian economies recover and the recession in Latin America subsides, the potential for a synchronized global economic expansion could create inflationary demand. Even large increases in home prices have contributed to the wealth effect, increasing inflationary consumer demand. We don't doubt that the ingredients for inflation are in place, and expect that interest rates will continue to rise as a result.

     Although the Federal Reserve has increased the Fed Funds rate by 0.75%, enough measures of inflation have increased by more than that to create an argument that the Fed is the most accommodative it has been in at least the past two years. We remain concerned that the Fed is already "behind the curve" in not having been sufficiently aggressive in raising rates. The rate of inflation can increase at a pace that can appear glacially slow, but unless countered, still results in a glacier sized problem. This slowness will probably keep the Fed operating in a familiar 0.25% increment, wait-and-see mode in 2000.

     During this period of rising interest rates, the Fund has adopted a strategy of decreasing the average maturity and duration of the fixed income securities it holds in its portfolio to reduce the impact of declining bond prices on total return and increasing the percentage of fixed income securities which are invested in obligations of GNMA.

     For the equity portion of the Fund's portfolio, the investment strategy in 1999 reflected our core belief that the biggest driver of stock market gains would be the strength of the U.S. economy and, globally, the technology and telecommunications sectors. Accordingly, the Fund focused on leading cellular telecommunications companies, telecommunications service providers, and telecommunications equipment manufacturers. The Fund also benefitted by its investments in globally oriented companies in the advertising and retail sectors, whose businesses grew from increasing worldwide consumer spending. To enhance its returns, the Fund employed leverage. Looking ahead, while post-Y2K


                                       2



<PAGE



increases in spending will probably jump-start growth in the business technology area, we expect advertising, retailing and even some kinds of basic manufacturing will benefit from the strength in the U.S. and many foreign economies. As with last year, the Fund expects to focus on globally-recognized industry leaders.

                    8% DIVIDEND DISTRIBUTION POLICY CONTINUED

     The managed 8% dividend distribution policy adopted by the Fund's Board of Directors in 1997 continues to be well received. The objective is to provide shareholders with a relatively stable cash flow and reduce or eliminate any market price discount to the Fund's net asset value per share. Payments are made primarily from ordinary income and any capital gains, with the balance representing return of capital. For the year ended December 31, 1999, actual distributions were 9.1% of average net assets with approximately 18.2% derived from net investment income and the balance from return of capital. We believe shares of the Fund are a sound value and an appealing investment for portfolios seeking total return from capital appreciation and income.

                          REINVESTMENT PLAN ATTRACTIVE

     The Fund's current net asset value per share is $12.17. With a recent closing on the American Stock Exchange of $9.69 per share, we believe this represents an important opportunity to purchase additional shares at an attractive discount from their underlying value. The Fund's Dividend Reinvestment Plan is a very effective way to add to your holding because quarterly dividend distributions are reinvested without charge at the lower of net asset value per share or market price, which can contribute importantly to growing your investment over time. Please call 1-888-847-4200, and an Investor Service Representative will be happy to assist you.

     We appreciate your support and look forward to continuing to serve your investment needs.

                         Sincerely,

/s/ Thomas B. Winmill                 /s/ Steven A. Landis
Thomas B. Winmill                     Steven A. Landis
President                             Senior Vice President Portfolio Manager



                                       3



<PAGE


                               BEXIL CORPORATION
        SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1999


   PAR VALUE                                                                   MARKET VALUE
   ----------                                                                  ------------
                   U.S. GOVERNMENT OBLIGATIONS (37.79%)
  $1,000,000       U.S. Treasury Note, 6.125%, due 12/31/01..................... $  998,125
   1,000,000       U.S. Treasury Note, 5.75%, due 10/31/02......................    986,250
   1,000,000       U.S. Treasury Note, 4.75%, due 2/15/04.......................    943,750
   1,000,000       U.S. Treasury Note, 6.625%, due 5/15/07......................  1,004,375
                                                                                 ----------
                        Total U.S. Government Obligations (cost: $4,055,934)....  3,932,500
                                                                                 ----------
                   U.S. GOVERNMENT AGENCIES (27.61%)
     495,235       Government National Mortgage Assn., 6.50%, due 7/15/08.......    480,533
   1,232,496       Government National Mortgage Assn., 7.0%, due 11/15/10.......  1,220,299
     418,151       Government National Mortgage Assn., 7.0%, due 6/15/23........    404,213
      97,041       Government National Mortgage Assn., 7.0%, due 5/15/24........     93,807
     686,492       Government National Mortgage Assn., 7.25%, due 1/15/27.......    675,137
                                                                                 ----------
                        Total U.S. Government Agencies (cost: $2,882,598).......  2,873,989
                                                                                 ----------
     SHARES        COMMON STOCKS (34.60%)
                   COMMUNICATIONS EQUIPMENT (5.97%)
       2,800       Motorola, Inc. ..............................................    412,300
       1,100       Nokia Corp. ADR*.............................................    209,000
                                                                                 ----------
                                                                                    621,300
                                                                                 ----------
                   COMPUTER COMMUNICATIONS EQUIPMENT (3.23%)
       1,600       Cisco Systems, Inc.*. .......................................    171,400
       2,200       Lucent Technologies Inc. ....................................    164,588
                                                                                 ----------
                                                                                    335,988
                                                                                 ----------
                   ELECTRONIC COMPUTERS (1.49%)
       2,000       Sun Microsystems, Inc.* .....................................    154,875
                                                                                 ----------
                   FINANCE SERVICES (.69%)
         500       Morgan Stanley Dean Witter & Co. ............................     71,375
                                                                                 ----------
                   FIRE, MARINE, CASUALTY INSURANCE & BANKING (1.39%)
       2,600       Citigroup Inc. ..............................................    144,462
                                                                                 ----------
                   NEWSPAPER; PUBLISHING OR PUBLISHING & PRINTING (1.76%)
       4,800       The News Corporation Limited ADR.............................    183,600
                                                                                 ----------
                   RAILROAD, LINE-HAUL OPERATING (2.15%)
       3,000       Kansas City Southern Industries, Inc. .......................    223,875
                                                                                 ----------



See accompanying notes to financial statements.

                                       4






<PAGE



       SHARES                                                                   MARKET VALUE
       ------                                                                   ------------
                   RETAIL-CATALOG & MAIL-ORDER HOUSES (2.12%)
       2,900       Amazon.com, Inc.* .......................................... $   220,763
                                                                                -----------
                   RETAIL-VARIETY STORES (.73%)
       1,100       Wal-Mart Stores, Inc. ......................................      76,037
                                                                                -----------
                   SEMICONDUCTORS & RELATED DEVICES (1.50%)
       1,900       Intel Corp. ................................................     156,394
                                                                                -----------
                   SERVICES-COMPUTER PROGRAMMING, DATA PROCESSING 1.23%)
       1,700       America Online, Inc.* ......................................     128,244
                                                                                -----------
                   SERVICES-DIRECT MAIL ADVERTISING SERVICES (2.66%)
       1,000       CMGI Inc.* .................................................     276,875
                                                                                -----------
                   SERVICES-PREPACKAGED SOFTWARE (2.04%)
       1,900       Oracle Corp.*...............................................     212,919
                                                                                -----------
                   STATE COMMERCIAL BANKS (1.34%)
       1,100       J.P. Morgan & Co. Inc. .....................................     139,288
                                                                                -----------
                   TELEPHONE COMMUNICATION (4.90%)
         300       British Telecommunications plc ADR .........................      71,400
                                                                                -----------
       1,300       China Telecom (Hong Kong) Limited ADR*......................     167,131
       1,900       Korea Telecom Corporation ADR*..............................     142,025
       1,500       Nippon Telegraph & Telephone Corporation ADR................     129,187
                                                                                -----------
                                                                                    509,743
                                                                                -----------
                   WHOLESALE-COMPUTER & PERIPHERAL EQUIPMENT & SOFTWARE (1.40%)
         900       Safeguard Scientifics, Inc.* ...............................     145,857
                                                                                -----------
                        Total Common Stocks (cost: $3,002,297).................   3,601,595
                                                                                -----------
                        TOTAL INVESTMENTS (COST: $9,940,829) (100.0%).......... $10,408,084
                                                                                ===========

                        * Indicates non-income producing security.


See accompanying notes to financial statements.

                                       5




<PAGE


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999



    ASSETS:
        Investments at market value
                (cost: $9,940,829) (note 1) .................       $10,408,084
        Collateral for securities loaned, at value
                (note 7) ....................................         2,494,621
        Interest and dividends receivable ...................            54,892
        Other assets ........................................               773
                                                                   ------------
                Total assets ................................        12,958,370
                                                                   ------------
    LIABILITIES:
        Collateral for securities loaned, at value
                (note 7) ....................................         2,494,621
        Demand note payable to bank (note 5) ................           636,028
        Accrued management fees .............................             5,845
        Accrued expenses ....................................            50,505
                                                                   ------------
                Total liabilities ...........................         3,186,999
                                                                   ------------
    NET ASSETS: (applicable to 774,192
        outstanding shares: 250,000,000 shares
        of $.01 par value authorized) .......................       $ 9,771,371
                                                                   ============
    NET ASSET VALUE PER SHARE:
        ($9,771,371 / 774,192 shares outstanding) ...........       $     12.62
                                                                   ============
    At December 31, 1999, net assets consisted of:
        Paid-in capital .....................................       $10,519,481
        Accumulated net realized loss
                on investments ..............................        (1,215,365)
        Net unrealized depreciation on investments ..........           467,255
                                                                   ------------
                                                                    $ 9,771,371
                                                                   ============


STATEMENTS OF OPERATIONS
Six Months Ended December 31, 1999 and Year Ended June 30, 1999



                                                  SIX MONTHS              YEAR
                                                     ENDED                ENDED
                                                  DECEMBER 31,           JUNE 30,
                                                     1999                   1999
                                                  -----------          ------------
INVESTMENT INCOME:
Interest ........................................   $ 280,827             $ 727,812
Dividends .......................................       6,743                 3,513
                                                    ---------             ---------
        Total investment income .................     287,570               731,325
                                                    ---------             ---------
EXPENSES:
        Legal (note 8) ..........................      29,369               432,771
        Investment management (note 3) ..........      33,988                75,006
        Proxy solicitation ......................      12,058                71,799
        Interest ................................       9,070                56,724
        Directors ...............................      13,970                39,001
        Custodian ...............................      14,889                25,671
        Transfer agent ..........................       9,130                20,999
        Accounting and audit (note 3) ...........      17,242                12,600
        Printing ................................       9,151                11,573
        Registration (note 3) ...................       3,641                 6,500
        Other ...................................       2,283                 2,322
                                                    ---------             ---------
        Total expenses ..........................     154,791               754,966
                Fee reductions (note 4) .........        (199)               (1,672)
                Investment management fees
                        waived (note 3) .........      (6,541)              (75,006)
                                                    ---------             ---------
                Net expenses ....................     148,051               678,288
                                                    ---------             ---------
                   Net investment income ........     139,519                53,037
                                                    ---------             ---------
REALIZED AND UNREALIZED GAIN
        (LOSS) ON INVESTMENTS:
        Net realized loss from
                security transactions ...........    (314,553)             (108,195)
        Unrealized appreciation (depreciation)
                of investments during
                the period ......................     513,382              (251,586)
                                                    ---------             ---------
                Net realized and unrealized
                       gain (loss) on investments     198,829              (359,781)
                                                    ---------             ---------
                Net increase (decrease) in net
                        assets  resulting from
                        operations ..............   $ 338,348             $(306,744)
                                                    =========             =========


See accompanying notes to financial statements.

                                       6




<PAGE





STATEMENTS OF CHANGES IN NET ASSETS
For the Six months ended December 31, 1999 and the Years ended June 30, 1999 and 1998


                                                                                                       JUNE 30,
                                                                           DECEMBER 31,      ----------------------------
                                                                              1999               1999            1998
                                                                          ------------       ------------    ------------
OPERATIONS:
        Net investment income .........................................     $  139,519        $    53,037     $   186,230
        Net realized gain (loss) from security transactions ...........       (314,553)          (108,195)        311,085
Unrealized appreciation (depreciation) of investments during the period        513,382           (251,586)        153,901
                                                                            ----------        -----------     -----------
           Net change in net assets resulting from operations .........        338,348           (306,744)        651,216
        Subtractions from paid in capital (note 6) ....................           --                 --           (39,253)
DISTRIBUTIONS TO SHAREHOLDERS:
        Distributions from net investment income ($0.18, $0.07
              and $0.25 per share, respectively) ......................       (139,519)           (53,037)       (186,230)
        Distributions from net realized gains ($0.42 per share) .......           --                 --          (311,085)
        Distributions from paid in capital ($0.42, $1.13 and
              $0.42 per share, respectively) ..........................       (318,852)          (850,487)       (307,240)
CAPITAL SHARE TRANSACTIONS:
        Increase in net assets resulting from reinvestment
              of distributions (12,239, 14,718 and
              14,896 shares, respectively) (note 6) ...................        117,165            190.372         195,513
                                                                            ----------        -----------     -----------
              Total change in net assets ..............................         (2,858)        (1,019,896)          2,921
NET ASSETS:
         Beginning of period ..........................................      9,774,229         10,794,125      10,791,204
                                                                            ----------        -----------     -----------
         End of period ................................................     $9,771,371        $ 9,774,229     $10,794,125
                                                                            ==========        ===========     ===========

See accompanying notes to financial statements.

                                       7




<PAGE


                         NOTES TO FINANCIAL STATEMENTS

(1) Bexil Corporation, formerly Bull & Bear U.S. Government Securities
Fund, Inc. (the "Fund"), a Maryland corporation, is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the American Stock Exchange. The Fund's investment objective is to provide stockholders with an attractive rate of total return from capital appreciation and income. To seek this objective, the Fund's investment policy is to invest at least 50% of the value of its total assets in U.S. Government Securities, obligations of other U.S. Government agencies or instrumentalities, and money market instruments, and the remainder of its total assets primarily in equity and other securities of selected growth companies and in companies that invest or deal in natural resources or commodities. The investment objective and policy are non-fundamental and subject to change by the Board of Directors without shareholder approval. On September 8, 1999, the Board of Director's of the Fund approved a change in the fiscal year end to December 31. Previously, the fiscal year end was June 30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities listed or traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such listed securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on the NMS are valued at the mean between the current bid and asked prices. Securities for which quotations from the national securities exchange or the NMS are not readily available or reliable and other assets may be valued based on over-the-counter quotations or at fair value as determined in good faith by or under the direction of the Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At December 31, 1999, the Fund had an unused capital loss carryforward of approximately $1,023,200, of which $361,000 expires in 2003, 202,000 in 2004, $229,800 in 2005 and $230,400
in 2007. Based on Federal income tax cost of $9,940,829, gross unrealized appreciation and gross unrealized depreciation were $717,434 and $250,179, respectively, at December 31, 1999.

(3) The Fund retains CEF Advisers, Inc. (formerly, Bull & Bear Advisers, Inc.) as its Investment Manager pursuant to an Investment Management Agreement. As compensation for the service provided pursuant to such agreement, the Fund pays to the Investment Manager a fee from its assets, such fee to be computed weekly and paid monthly in arrears at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. This fee is calculated by determining net assets on each Friday and applying the applicable rate to such amount for the number of days in

                                       8




<PAGE


the week. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. The Investment Manager voluntarily waived $6,541 of its management fee during the six months ended December 31, 1999. Certain officers and directors of the Fund are officers and directors of the Investment Manager. The Fund reimbursed the Investment Manager $2,482 for providing certain administrative and accounting services at cost for the six months ended December 31, 1999.

At the Special Meeting of Shareholders of the Fund held on August 26, 1999, shareholders were asked to consider and vote upon approval of the Fund's independent auditors for the fiscal year ending June 30, 1999 and to consider and vote upon the amendment of the Fund's charter to change the Fund's name to Bexil Corporation. Regarding the approval of the Fund's independent auditors, 582,241 shares voted in favor, 20,481 shares voted against, and 14,672 shares voted to abstain. Regarding the amendment of the Fund's charter to change the Fund's name, 543,082 shares voted in favor, 53,722 shares voted against, and 20,590 shares voted to abstain.

At the Annual Meeting of Shareholders ("Annual Meeting") of the Fund held on December 21, 1999, shareholders were asked to elect two directors, to ratify the selection of independent auditors for the fiscal period ending December 31, 1999, to change the Fund's investment objective and certain investment policies, and to change the classification of the Fund to a non-diversified investment company. Shareholders elected: Douglas Wu as a director of the Fund with 456,350 shares voting in favor of and 19,316 shares voting to withhold authority; and Robert D. Anderson as a director of the Fund with 457,285 shares voting in favor of, and 18,381 shares voting to withhold authority. The names of each other director whose term of office continued after the meeting are Frederick A. Parker, Jr., Thomas B. Winmill and Bassett S. Winmill. Regarding ratification of independent auditors, 445,432 shares voted in favor, 14,276 shares voted against, and 15,958 shares voted to abstain. Regarding the change to the Fund's investment objective and certain investment policies; 335,971 shares voted in favor of changing the Fund's investment objective from the current fundamental one of providing a high level of current income, liquidity, and safety of principal by investing primarily in securities backed by the full faith and credit of U.S. Government Securities to the proposed non-fundamental one of providing shareholders with an attractive rate of total return from capital appreciation and income, 57,432 shares voted against, and 13,198 shares voted to abstain. Regarding the change to the current fundamental policy of the Fund to invest at least 65% of the value of its total assets in U.S. Government Securities, including direct obligations of the United States (such as U.S. Treasury bills, notes, and bonds) and certain agency securities, such as those issued by the Government National Mortgage Association, to a non-fundamental policy of investing at least 50% of the value of its total assets in U.S. Government Securities, obligations of other U.S. Government agencies or instrumentalities, including inflation-indexed instruments, and money market instruments, and the remainder of its total assets primarily in equity and other securities of selected growth companies that, in the Investment Manager's opinion, will grow faster than the economy as a whole, and companies that invest in or deal in natural resources or commodities, based on its analysis of other fundamentals, technical and economic trends, and other factors, 334,052 shares voted in favor, 59,907 shares voted against, and 12,642 shares voted to abstain. Regarding the amendment to the investment restriction which currently prohibits the Fund from purchasing or selling commodities or commodity futures contracts, except for financial and foreign currency futures contracts and options thereon, and options and forward contracts on

                                       9




<PAGE


foreign currencies, to permit the Fund to purchase and sell options, futures contracts, including those relating to indices, and options on futures contracts or indices, 317,138 shares voted in favor of, 74,650 shares voted against, and 14,813 shares voted to abstain. Regarding the amendment to the investment restriction which prohibits the Fund from purchasing or selling real estate, but permits the Fund to invest in securities (excluding limited partnership interests) secured by real estate or issued by companies which invest in real estate, to clarify that the Fund may invest in companies, limited partnerships, or other entities that deal in real estate and REITs and to reserve for the Fund the freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities, 330,314 shares voted in favor, 60,632 shares voted against, and 15,655 shares voted to abstain. Regarding the change to the classification of the Fund to a non-diversified investment company, 327,735 shares voted in favor of, 60,448 shares voted against, and 18,418 shares voted to abstain. Pursuant to Rule 14a-5(e)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), September 18, 2000 is the date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely, as established by the Fund's By Laws, as amended December 8, 1999.

(4) The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $199 under such arrangements. Purchases and proceeds of sales of investment securities other than short term investments aggregated $9,814,060 and $8,675,097, respectively, for the six months ended December 31, 1999.

(5) The Fund has a committed bank line of credit. At December 31, 1999, the balance outstanding was $636,028 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended December 31, 1999, the weighted average interest rate was 5.53% based on the balances outstanding from the line of credit and the reverse repurchase agreement during the year and the weighted average amount outstanding was $275,973. The maximum amount of debt outstanding during the period was $897,037.

(6) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $39,300 were charged against paid-in capital in 1998. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Board of Directors or a committee thereof in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American

                                       10




<PAGE


Stock Exchange trading day, the next trading day. For all purposes of the Plan:
(a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

(7) As of December 31 1999, the Fund loaned securities having a value of $2,358,912 and received cash collateral of $2,494,621 for the loan. The Fund loaned securities to certain brokers who paid the Fund lenders' fees. These fees, less costs to administer the program, are included in interest income and amounted to $2,343 for the six months ended December 31, 1999. The loans are secured at all times by cash or U.S. Government obligations in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Although the Fund may regain record ownership of loaned securities to exercise certain beneficial rights, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially.

 (8) A group called Karpus Investment
Management ("KIM") at the 1997 annual meeting of the Fund sought to elect its slate of nominees in opposition to management and at the 1998 annual meeting of the Fund made a counter-solicitation on all management proposals and a solicitation to terminate the investment management agreement. On February 19, 1998, KIM filed a lawsuit against the Fund in the Circuit Court for Baltimore City, Maryland, Case No. 9805005, which was dismissed with prejudice on October 1, 1998. On February 19, 1998, the Fund filed a lawsuit against KIM in the United States District Court for the Southern District of New York, 98 Civ. 1190. On December 22, 1998, KIM filed a lawsuit against the Fund in the United States District Court for the District of Maryland Court, 98-CV-4161 and the Fund made counterclaims. In connection with these and other legal matters, legal expenses borne by the Fund were $432,771 for the year ended June 30, 1999 and $29,369 for the six months ended December 31, 1999. On May 25, 1999, the Fund and KIM announced that they had entered into a settlement of all litigation in the United States District Court for the Southern District of New York and in the United States District Court for the District of Maryland. In connection with the settlement, KIM sold its 12.7% stake in the Fund of 95,175 shares to an affiliate of the Investment Manager for $12 7/8 per share in July and August 1999.


(9) The Fund participates in repurchase agreements with the Fund's custodian. The custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                                       11




<PAGE


                              FINANCIAL HIGHLIGHTS


                                                SIX MONTHS
                                                   ENDED                 YEARS ENDED JUNE 30,
                                                  DECEMBER  -------------------------------------
                                                  31, 1999  1999    1998    1997    1996    1995
                                                 ---------- ----    ----    ----    ----    ----
PER SHARE DATA
Net asset value at beginning of period             $12.83  $14.45  $14.74  $14.74  $15.20  $14.63
                                                   ------  ------  ------  ------  ------  ------
Income from investment operations:
        Net investment income                         .18     .07     .25     .70     .64     .73
        Net realized and unrealized gain (loss)
           on investments.......................      .21     (.49)   .55     .01    (.46)    .60
                                                   ------  ------  ------  ------  ------  ------
           Total from investment operations.....      .39     (.42)   .80     .71     .18    1.33
Less distributions:
        Distributions from net investment income     (.18)   (.07)   (.25)   (.71)   (.64)   (.76)
        Distributions in excess of net realized
           gains ...............................       --      --    (.42)     --      --      --
        Distributions from paid in capital .....     (.42)   (1.13)  (.42)     --      --      --
                                                   ------  ------  ------  ------  ------  ------
                Increase (decrease) in net asset
                     value .....................     (.21)   (1.62)  (.29)     --    (.46)    .57
                                                   ------  ------  ------  ------  ------  ------
Net asset value at end of period ...............   $12.62  $12.83  $14.45  $14.74  $14.74  $15.20
                                                   ======  ======  ======  ======  ======  ======
Per share market value at end of period ........    $9.50  $12.13  $13.13  $12.63
                                                   ======  ======  ======  ======
TOTAL RETURN ON NET ASSET VALUE BASIS ..........     4.60%  (2.64)%  6.43%   5.58%   1.18%   9.40%
                                                   ======  ======  ======  ======  ======  ======
TOTAL RETURN ON MARKET VALUE BASIS (a) .........   (16.68)%  1.26%  12.87%  (9.57)%
                                                   ======  ======  ======  ======
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ....   $9,771  $9,774 $10,794  $10,791 $13,035 $16,377
                                                   ======  ======  ======  ======= ======= =======
Ratio of expenses to average net assets (b)(c)(d)    3.05%*  6.33%   5.77%    2.13%   2.10%   2.00%
                                                   ======  ======  ======  ======= ======= =======
Ratio of net investment income to average net
   assets ......................................     2.87%*  0.49%   1.69%    4.48%   4.25%   4.96%
                                                   ======  ======  ======  ======= ======= =======
Portfolio turnover rate ........................       88%    112%    168%     246%     762%   482%
                                                   ======  ======  ======  ======= ======= =======

*   Annualized.

(a) Effective October 4, 1996, the Fund converted from an open-end management investment company to a closed-end management investment company. The Fund has calculated total return based upon purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of the closing market price for the five days preceding the payment date.

(b) The ratio for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1997 after custodian fee credits were 3.05%*, 6.33% and 2.07%, respectively. Prior to July 1, 1996, there was no reduction of custodian fees. There were no custodian fee credits for the year ended June 30, 1998.

(c) Ratio excluding interest expense were 2.86%*, 5.80%, 4.93% and 1.94% for the six months ended December 31, 1999 and the years ended June 30, 1999, 1998 and 1997, respectively.

(d) Ratio prior to reimbursement were 3.18%*, 7.03% and 5.82% for the six months ended December 31, 1999 and the years ended June 30, 1999 and 1998, respectively.


                                       12




<PAGE


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of
        Bexil Corporation:

         We have audited the accompanying statement of assets and liabilities of Bexil Corporation, formerly Bull & Bear U.S. Government Securities Fund, Inc., including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the six months then ended, the statement of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations, statement of changes in net assets and the financial highlights for the year ended June 30, 1999 were audited by other auditors whose report, dated August 9, 1999, expressed an unqualified opinion on this information.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bexil Corporation as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods noted above, in conformity with generally accepted accounting principles.

                                               TAIT, WELLER & BAKER
                                           Certified Public Accountants

Philadelphia, Pennsylvania
January 14, 2000



                                       13




<PAGE


----------------------------------------------------------------------------
BEXIL                                                      BEXIL
CORPORATION                                                CORPORATION
--------------------                                       -----------------
11 Hanover Square                                          American Stock
New York, NY 10005                                         Exchange Symbol:
1-888-847-4200                                             BXL
--------------------                                       -----------------
Independent Auditors                                       Annual Report
Tait, Weller & Baker                                       December 31, 1999




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